UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 15, 2024

Lumen Technologies, Inc.

(Exact name of registrant as specified in its charter)

Louisiana	001-7784	72-0651161
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 CenturyLink Drive Monroe, Louisiana	71203
(Address of principal executive offices)	(Zip Code)

(318) 388-9000

(Telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of any registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $1.00 par value per share	LUMN	New York Stock Exchange
Preferred Stock Purchase Rights	N/A	New York Stock Exchange

Indicate by check mark whether any registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory.

On May 15, 2024, Lumen Technologies, Inc. (the “Company”) held its 2024 annual meeting of shareholders (the “Annual Meeting”). At the Annual Meeting, the results of which are set forth in Item 5.07 below, the Company’s shareholders approved the Company’s 2024 Equity Incentive Plan (the “Plan”). The Plan authorizes the issuance of up to 43,000,000 shares of the Company’s common stock (subject to adjustment, including in connection with any Reverse Stock Split that may be implemented pursuant to the authorization described in Item 5.07 below), plus any shares of common stock subject to incentives previously granted under the Company’s predecessor 2018 equity incentive plan that expire or are subsequently cancelled or forfeited prior to their exercise or realization. Key employees, officers and directors of the Company and its consultants or advisors are eligible to receive awards under the Plan. Awards may be granted in any one or a combination of the following forms: incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended, non-qualified stock options, stock appreciation rights, restricted stock, restricted stock units and other awards that are denominated in, payable in, valued in whole or in part by reference to, or are otherwise based on the value of, or the appreciation in value of, shares of our common stock.

The Human Resources and Compensation Committee of the Company’s Board of Directors (the “Board”) will generally administer the Plan and has authority to make awards under the Plan and to set the terms of the awards. The Plan may be amended or discontinued at any time by the Board, subject to the requirement that certain amendments may not be made without shareholder approval. Unless terminated sooner, no awards will be made under the Plan after May 15, 2034.

A description of the principal features of the Plan can be found under Item 3 in the Company’s definitive proxy statement for the Annual Meeting, as filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 5, 2024 (the “Proxy Statement”), which description is incorporated herein by reference. The foregoing description of the Plan is not complete and is subject to, and qualified in its entirety by reference to, the full text of such plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Company’s Annual Meeting held on May 15, 2024, the items listed below were submitted to a vote of shareholders.

There were a total of 986,152,129 shares (consisting of 986,145,111 shares of common stock and 7,018 shares of Series L preferred stock, which vote together as a single class) entitled to be voted as of March 21, 2024, the record date for the meeting, of which 715,878,953 shares were present or represented by proxy.

(1)	The following nominees were elected to serve on the Board of Directors:

Name of Nominee	Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
Quincy L. Allen	500,787,673	17,076,412	2,932,149	195,082,719
Martha Helena Bejar	480,704,155	37,256,165	2,835,914	195,082,719
Peter C. Brown	495,327,820	22,504,757	2,963,657	195,082,719
Kevin P. Chilton	501,341,466	16,500,522	2,954,246	195,082,719
Steven T. “Terry” Clontz	499,463,155	18,352,840	2,980,239	195,082,719
Jim Fowler	503,712,740	13,995,667	3,087,827	195,082,719
T. Michael Glenn	499,920,515	17,870,998	3,004,721	195,082,719
Kate Johnson	503,115,600	15,000,946	2,679,688	195,082,719
Hal Stanley Jones	500,974,425	16,817,972	3,003,837	195,082,719
Diankha Linear	502,649,505	15,082,965	3,063,764	195,082,719
Laurie Siegel	492,571,571	25,310,127	2,914,536	195,082,719

(2)	The appointment of KPMG LLP as independent auditor for 2024 was ratified with 651,507,776 votes for, 57,824,290 votes against, 6,546,887 abstentions, and 0 broker non-votes.

(3)	The Plan (described above under Item 5.02) was approved with 484,279,821 votes for, 33,472,414 votes against, 3,043,999 abstentions, and 195,082,719 broker non-votes.

(4)

The Company’s Second Amended and Restated Section 382 Rights Agreement (as filed with the SEC on November 15, 2023) was ratified with 475,877,891 votes for, 41,470,591 votes against, 3,447,752 abstentions, and 195,082,719 broker non-votes.

(5)	The proposed amendments to our articles of incorporation were approved as follows:

(a)

An amendment at the discretion of the Board to effect a reverse stock split within a range between and including one-for-fifteen (1:15) and one-for-twenty-five (1:25) (a “Reverse Stock Split”) was approved with 641,445,021 votes for, 68,700,425 votes against, 5,733,507 abstentions, and 0 broker non-votes.

(b)

The amendment to reduce the number of authorized shares of our common stock if a Reverse Stock Split is implemented (the “Authorized Share Reduction”), was approved with 662,671,015 votes for, 46,945,512 votes against, 6,262,426 abstentions, and 0 broker non-votes.

(c)

The amendment to eliminate the $1.00 par value of our common stock (the “Par Value Elimination”) was approved with 653,330,189 votes for, 53,959,011 votes against, 8,589,753 abstentions, and 0 broker non-votes.*

*Pursuant to additional guidance provided by the NYSE after the filing of the Proxy Statement, this proposal was treated as a routine matter under the NYSE Listed Company Manual, which resulted in there being no broker non-votes with respect to this proposal.

(6)	The advisory vote to approve executive compensation was approved with 477,910,348 votes for, 39,076,182 votes against, 3,809,704 abstentions, and 195,082,719 broker non-votes.

As disclosed in the Proxy Statement, the Board has the authority to implement a Reverse Stock Split at any time, in its sole discretion, prior to the one-year anniversary of the date shareholder approval was received, or May 15, 2025. The Company will continue to consider the appropriate timing to effect a Reverse Stock Split and the related Authorized Share Reduction that is in the best interest of the Company and its shareholders. The Company plans to effect the Par Value Elimination in due course, but no later than December 31, 2024.

Forward-Looking Statements

Except for historical and factual information, the matters set forth in this Current Report on Form 8-K identified by words such as “expects,” “anticipates,” “will,” “plans” and similar expressions are forward-looking statements as defined by the federal securities laws, and are subject to the “safe harbor” protections thereunder. These forward-looking statements are not guarantees of future results and are based on current expectations only, and are subject to various uncertainties. Actual events and results may differ materially from those anticipated by us in those statements. We may change our intentions or plans discussed in our forward-looking statements without notice at any time and for any reason.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description

10.1	2024 Equity Incentive Plan of Lumen Technologies, Inc. (incorporated by reference to Exhibit 99.1 to the Company’s Registration Statement on Form S-8 (File No. 333-279467) filed with the U.S. Securities and Exchange Commission on May 16, 2024).

104	Cover page formatted as Inline XBRL and contained in Exhibit 101.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Lumen Technologies, Inc. has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned officer hereunto duly authorized.

LUMEN TECHNOLOGIES, INC.

Dated: May 17, 2024	By:	/s/ Stacey W. Goff
Stacey W. Goff
Executive Vice President, General Counsel and Secretary

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